UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-30242	72-1449411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the 2012 Annual Meeting (as defined below) of Lamar Advertising Company (the “Company”), the Company’s stockholders approved an amendment to the 2009 Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock of the Company available for issuance under the plan by 250,000 shares. A copy of the 2009 Employee Stock Purchase Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”). Only stockholders of record as of the close of business on March 31, 2012 were entitled to vote at the 2012 Annual Meeting. As of March 31, 2012, 78,333,962 shares of Class A common stock, 14,910,365 shares of Class B common stock, and 5,718 whole shares of Series AA preferred stock were outstanding and entitled to vote at the 2012 Annual Meeting. At the 2012 Annual Meeting, 75,177,539 shares of Class A common stock, all 14,910,365 shares of Class B common stock, and all 5,718 shares of Series AA preferred stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.

The following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2012, were before the meeting, and they received the following votes:

Proposal 1: Election of Seven Directors to Serve until the 2013 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes
John Maxwell Hamilton	218,691,359	949,506	4,646,042
John E. Koerner, III	219,516,571	124,294	4,646,042
Stephen P. Mumblow	218,706,231	934,634	4,646,042
Thomas V. Reifenheiser	212,402,728	7,238,137	4,646,042
Anna Reilly	218,118,746	1,522,119	4,646,042
Kevin P. Reilly, Jr.	218,479,247	1,161,618	4,646,042
Wendell Reilly	218,118,606	1,522,259	4,646,042

Proposal 2: Approve an amendment of the Company’s 2009 Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock of the Company available for issuance under the plan by 250,000 shares. The stockholders approved the amendment.

For	Against	Abstain	Broker Non-Votes
217,821,773	1,414,231	404,861	4,646,042

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2012 Fiscal Year. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
224,216,049	67,880	2,978	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Lamar Advertising Company 2009 Employee Stock Purchase Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2012	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lamar Advertising Company 2009 Employee Stock Purchase Plan, as amended.